UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(617) 500-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2017, IIOT-OXYS, Inc., a Nevada corporation (the “Company”), entered into a Consulting Agreement with Accelerated Healthcare Innovations LLC, a Massachusetts limited liability company owned by Clifford L. Emmons, the Company’s CEO, interim CFO, and director (the “Consultant”). Pursuant to the agreement, the Consultant agreed to provide business consulting services to the Company in exchange for a flat fee of $24,000 and the issuance of 30,000 shares of the Company’s Common Stock.

On July 31, 2018, the Company and the Consultant entered into Amendment No. 1 to Consulting Agreement, a copy of which is attached as Exhibit 99.1 hereto, which changed the fee from a flat fee to an hourly fee not to exceed $24,000 in the aggregate and also eliminated the obligation of the Company to issue to the Consultant any equity compensation pursuant to the agreement.

On March 1, 2018, the Company, entered into a Consulting Agreement with the Consultant. Pursuant to the agreement, the Consultant agreed to provide business consulting services to the Company in exchange for a flat fee of $48,000 and the issuance of 60,000 shares of the Company’s Common Stock.

On July 31, 2018, the Company and the Consultant entered into Amendment No. 1 to Consulting Agreement, a copy of which is attached as Exhibit 99.2 hereto, which changed the fee from a flat fee to an hourly fee not to exceed $48,000 in the aggregate and also eliminated the obligation of the Company to issue to the Consultant any equity compensation pursuant to the agreement.

On July 31, 2018, the Company and the Consultant entered into the Termination Agreement which terminated the Consulting Agreement, as amended, dated March 1, 2018. A copy of the Termination Agreement is attached as Exhibit 99.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment No. 1 to Consulting Agreement dated December 1, 2017
99.2	Amendment No. 1 to Consulting Agreement dated March 1, 2018
99.3	Termination Agreement dated July 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: August 1, 2018	By:	/s/ Clifford L. Emmons
Clifford L. Emmons, Chief Executive Officer